                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


     We consent to the use in this Amendment No. 4 to Registration Statement No. 333-67333 relating to 100,000,000 shares of Common Stock of Delphi Automotive Systems Corporation on Form S-1 of our report dated January 14, 1999, appearing in the prospectus, which is a part of this Registration Statement, and to the reference to us under the heading "Experts" in such prospectus.


/s/ DELOITTE & TOUCHE LLP


Detroit, Michigan
January 27, 1999